Exhibit 99.1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2005-1

Payment Date Statement: December 20, 2005

a.	Aggregate Amount of Collections	$542,014,658.32
	Aggregate Amount of Non-Principal Collections	$6,081,139.10
	Aggregate Amount of Principal Collections	$535,933,519.22
	Receivable (Pool) Balance	$1,283,272,922.23
	Residual Participation Amount	$433,272,922.23
	Excess Funding Account	$0.00

b.	Series Allocation Percentage	100.00%
	Floating Allocation Percentage	66.24%
	Principal Allocation Percentage	66.24%

c.	Total Amount Distributed on Series 2005-1	$2,861,714.36
	Per $1,000 Original Principal ($850m)	$3.37

d.	Amount of Such Distribution Allocable to Principal on 2005-1	$0.00
	Per $1,000 Original Principal ($850m)	$0.00

e.	Amount of Such Distribution Allocable to Interest on 2005-1	$2,861,714.36

f.	Noteholder Default Amount	$0.00

g.	Required Subordinated Draw Amount	$0.00

h.	Noteholder Charge Offs	$0.00
	Amounts of Reimbursements	$0.00

i.	Monthly Servicing Fee	$708,333.33
	Noteholder Monthly Servicing Fee	$708,333.33

j.	Controlled Deposit Amount	$0.00

k.	Series 2005-1 Invested Amount at end of period (Gross)	$850,000,000.00
	Outstanding Principal Balance	$850,000,000.00

l.	Available Subordinated Amount	$113,172,804.53

m.	Reserve Account Balance	$2,975,000.00

n.	Reallocated Principal Collections	$0.00

o.	Principal Funding Account Balance	$0.00

p.	Servicer Advance	$0.00

q.	Per Annum Interest Rate	4.18%

r.	Accumulated Interest Shortfall	$0.00
	Change in Interest Shortfall from Preceding Payment Date	$0.00

s.	Accumulated Principal Shortfall	$0.00
	Change in Principal Shortfall from Preceding Payment Date	$0.00

VW CREDIT, INC. — SERVICER	Page 1
16-Dec-05

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2005-1

Monthly Servicer Report Input and Summary Page

TRANSACTION SUMMARY

	From	To	Days
Current Interest Period	11/21/2005	12/19/2005	29

Series Allocation Percentage	100.00%
Initial Principal Balance	$850,000,000.00
Outstanding Principal Balance	$850,000,000.00
Principal Balance of Receivables for Determination Date	$1,304,907,346.27
Amount Invested in Receivables on Series Issuance Date	$850,000,000.00
Initial Invested Amount	$850,000,000.00
Invested Amount at the Beginning of Period	$850,000,000.00
Series 2005-1 Invested Amount at End of Period (Gross)	$850,000,000.00
Required Subordinated Amount	$113,172,804.53
Excess Funding Account	$0.00
Series 2005-1 Invested Amount at End of Period (net of EFA)	$850,000,000.00
Available Subordinated Amount (previous period)	$113,660,678.53
Incremental Subordinated Amount (previous period)	$487,874.00

RESERVE ACCOUNT
Reserve Account Initial Deposit	$2,975,000.00
Reserve Account Required Amount	$2,975,000.00
Reserve Account Beginning Balance	$2,975,000.00

Withdrawal from Reserve Account	$0.00
Reserve Account Ending Balance	$2,975,000.00
Reserve Account Deposit Amount	$0.00

LIBOR Rate (annualized)	4.1594%
Certificate Coupon (annualized)	4.1794%
Prime Rate (annualized)	7.0000%
Servicing Fee Rate (annualized)	1.000%
Excess Spread	1.3706%

TRUST PRINCIPAL RECEIVABLES
Receivable Balance at the Beginning of Period	$1,199,092,503.46
Receivable Balance at the Ending of Period	$1,283,272,922.23
Average Aggregate Principal Balance	$1,241,182,712.85
Aggregate Principal Collections	$535,933,519.22
New Principal Receivables	$620,113,937.98
Receivables Added for Additional Accounts	$0.00
Noteholder Default Amount	$0.00
Net Losses	$0.00
Noteholder Charge-offs	$0.00
Miscellaneous Payments (Adjustments and Transfer deposit amounts)	$0.00
Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00
Monthly Interest Accrued, but not Paid	$0.00
Ineligible Receivables	$0.00
Excess Funding Account at Date of Determination	$0.00
Defaulted Receivables in Ineligible and Overconc. Accounts	$0.00

MISCELLANEOUS DATA
Recoveries on Receivables Written Off	$0.00
Spread Over/Under Prime for Portfolio	-0.4500%
Weighted Average Interest Rate	6.5500%
Previously waived Monthly Servicing Fee	$0.00

PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END

Net losses as a % of Avg. Receivables Balance (annualized)	0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
Used Vehicle Receivables’ Balance	$106,853,993.00
Used Vehicle Percentage	8.327%
Used Vehicle Percentage During Last Collection Period	9.004%
Early Amortization Event?	NO
Largest Dealer or Dealer Affiliation Balance	$36,307,077.00
Largest Dealer Percentage	2.829%

Aggregate Principal Amount of Receivables of Dealers overconcentration	$0.00

SUMMARY OF COLLECTIONS
Aggregate Amount of Collections	$542,014,658.32
Aggregate Amount of Non-Principal Collections (including insurance proceeds & rebates)	$6,081,139.10
Investment Proceeds	$21,283.75
Aggregate Amount of Principal Collections	$535,933,519.22

PAYMENT RATE INFORMATION
Monthly Payment Rate	43.18%
Previous Collection Period Monthly Payment Rate	44.81%
Monthly Payment Rate 2 collection periods ago	50.92%
3-month Average Payment Rate	46.30%
Early Amortization Event?	NO

ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Extend Revolving Period?	YES
Last Day of Revolving Period	April 19, 2008
Invested Amount as of Last Day of Revolving Period	N/A
Accumulation Period Length (months)	4
First Accumulation Date	April 20, 2008
Expected Final Payment Date	July 20, 2008
Required Participation Percentage	107.50%
Principal Funding Account Balance	$0.00
Principal Payment Amount	$0.00
Controlled Accumulation Amount	$0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 2005-1
Noteholders
1. Monthly Noteholder Interest Distribution	$2,861,714.36
2. Noteholder Monthly Servicing Fee Distribution	$708,333.33
3. Reserve Account Deposit Amount Distribution	$0.00
4. Noteholder Default Amount Distribution	$0.00
5A. Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)	$0.00
5B. Reinstate reductions in Series 2005-1 Available Subord. Amount	$0.00
6. Previously waived Monthly Servicing Fee Distribution	$0.00

Excess Servicing	$479,193.12

DEFICIENCY AMOUNT
Deficiency Amount	$0.00
Required Subordinated Draw Amount	$0.00

EXCESS FUNDING ACCOUNT
Withdrawals to purchase Receivables (Since Issuance Date)	$0.00
Additions in connection with a reduction in Receivables	$0.00
Transfers to Principal Funding Account	$0.00